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                                                                   EXHIBIT 10.65


                              AMENDED AND RESTATED

                           REVOLVING CREDIT AGREEMENT

                                 by and between

                        FIDELITY NATIONAL FINANCIAL, INC.
                                 (as the Lender)

                                       and

                  FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.
                                (as the Borrower)

                                   DATED AS OF
                                December 19, 2002


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                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

        This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of December 19, 2002 (this "Agreement"), is entered into by and between among FIDELITY NATIONAL INFORMATION SOLUTIONS, INC., a Delaware corporation (the "Borrower"), and FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Lender").

                                    RECITALS

        WHEREAS, the Lender and the Borrower entered into that certain Revolving Credit and Security Agreement (the "Original Facility") dated September 24, 2000, pursuant to which Lender made available to Borrower on a revolving basis, an aggregate principal amount of up to $25,000,000;

        WHEREAS, in order to enable the Borrower to obtain a secured credit facility led by Wachovia Bank, National Association pursuant to a Credit Agreement by and among Borrowers, the Lenders party thereto and Wachovia Bank, National Association, as administrative agent (the "Wachovia Facility"), the Lender and Borrower have agreed to amend and restate the Original Facility for the purposes of (i) eliminating the security interest and (ii) subordinating the Original Facility to the Wachovia Facility pursuant to the terms of that certain Subordination Agreement between the Borrower and Lender of even date herewith; and,

        WHEREAS, the Lender is willing to (i) amend the Original Facility as set forth herein, and (ii) make revolving advances available upon and subject to the terms and conditions hereinafter set forth;

        IN CONSIDERATION of the mutual covenants and undertakings herein contained, the Borrower and the Lender hereby agree as follows:

        I. DEFINITIONS.

               1.1 Accounting Terms. As used in this Agreement or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP.

                1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings:

                "Additional Amounts" shall have the meaning set forth in Section 3.6(a).

                "Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.


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               "Borrower" is defined in the Introduction hereto and shall extend to all permitted successors and assigns.

                "Borrower on a consolidated basis" shall mean the Borrower and all of its Subsidiaries, and, in connection with any accounting matters, shall mean the Borrower and all of its Subsidiaries on a consolidated basis in accordance with GAAP.

                "Borrower's Account" shall have the meaning set forth in Section 2.7.

                "Borrower Parties" means the Borrower and its Subsidiaries, including without limitation Vista Environmental Information, Inc., a Delaware corporation, E/Risk Information Services, a California corporation, GeoSure, Inc., a Delaware corporation, GeoSure, LP, a New York limited partnership, Ensite Corporation of Denver, a Colorado corporation, EcoSearch Acquisition, Inc., a Delaware corporation, EcoSearch Environmental Resources, Inc., an Indiana corporation, NRC Acquisition, L.L.C., a New York limited liability company, NRC Insurance Services, Inc., a North Carolina corporation, Vista DMS, Inc., a Delaware corporation, and VISTAinfo Canada, Inc., an Ontario corporation.

                "Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in San Francisco, California.

                "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Borrower or any of its Affiliates.

                "Closing Date" shall mean December 19, 2002, or such other date as may be agreed to by the parties hereto.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

                "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on the Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

                "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

                "Dollar" and the sign "$" shall mean lawful money of the United States of America.




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                "Event of Default" shall mean the occurrence of any of the events set forth in Article VIII hereof.

                "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                "Governmental Body" shall mean any nation or government, any state, province or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

                "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                "Interest Rate" shall mean the Prime Rate plus two percent
(2.0%).

                "Lender" is defined in the Introduction and shall include each Person which becomes a transferee, successor or assign of any Lender.

                "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code, Personal Property Security Legislation or comparable law of any jurisdiction.

                "Material Adverse Effect" shall mean, with respect to the Borrower or any of its Subsidiaries, a material adverse effect on the properties, business, operations or financial condition of any such Person or the ability of any such Person to perform its obligations under the loan documents or material contracts, in each case to which it is a party.

                "Maximum Revolving Advance Amount" shall mean $25,000,000.

                "Obligations" shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower Parties to the Lender or to any other direct or indirect subsidiary or affiliate of the Lender of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower Parties, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising



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under any agreement, instrument or document, (including, without limitation, this Agreement and the Other Documents) whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of the Borrower's Indebtedness and/or liabilities under this Agreement, the Other Documents or under any other agreement between the Lender and the Borrower Parties and any amendments, extensions, renewals or increases and all costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of the Borrower Parties to the Lender to perform acts or refrain from taking any action.

                "Other Documents" shall mean the Revolving Credit Note and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by the Borrower or the other Borrower Parties and/or delivered to the Lender in respect of the transactions contemplated by this Agreement.

                "Payment Office" shall mean such office of the Lender which it may designate by notice to the Borrower to be the Payment Office.

                "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or Government Body.

                "Personal Property Security Legislation" shall mean any applicable personal property security legislation as all such legislation now exists or may from time to time hereafter be amended, modified, recodified, supplemented or replaced, together with all rules, regulations thereunder or related thereto.

                "Prime Rate" shall mean the prime rate as reported by The Wall Street Journal from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate.

                "Quarterly Advances" shall have the meaning set forth in Section
3.1 hereof.

                "Receiver" shall have the meaning set forth in Section 9.1.

                "Revolving Advances" has the meaning set forth in Section 2.1.

                "Revolving Credit Note" shall mean the promissory note attached hereto as Exhibit A.



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                "Subordination Agreement" shall mean that certain Subordination
Agreement by and between the Borrower, the Lender and Wachovia Bank, National Association, as administrative agent under the Wachovia Facility, of even date herewith.

                "Subsidiary" shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                "Taxes" shall mean all taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges of any nature imposed by any Governmental Body (including income, capital (including large corporations), withholding, consumption, sales, use, transfer, goods and services or other value-added, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, health, education, business, school, property, local improvement, development, education development and occupation taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and charges) together with all fines, interest, penalties on or in respect of, or in lieu of or for non-collection of, those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges (excluding taxes imposed on the net income or capital of the Lender); excluding, however, the following: taxes imposed on the net income or capital of the Lender by the jurisdiction under the laws of which the Lender is organized or is resident or carrying on business or any political subdivision thereof and taxes imposed on its net income or capital by the jurisdiction the Lender's applicable lending office or any political subdivision thereof.

                "Term" shall have the meaning set forth in Section 11.1 hereof.

                "Wachovia Facility" shall have the meaning set forth in the second recital hereof.

                1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as in effect from time to time in the State of California shall have the meaning given therein unless otherwise defined herein.

                1.4 Certain Matters of Construction. In this Agreement and in the Other Documents, unless otherwise indicated, (a) the term "or" shall not be exclusive, (b) the term "including" shall mean "including, but not limited to," and (c) the terms "below," "above," "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to the subject document as a whole and not merely to the specific section, subsection, paragraph or clause where such terms may appear. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which the Lender is a party, including, without limitation, references to any of the Other Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.



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        II. REVOLVING ADVANCES, PAYMENTS.

               2.1 Revolving Advances. Subject to the terms and conditions set forth in this Agreement, the Lender will make advances to the Borrower (each a "Revolving Advance") in an aggregate principal amount for all such Revolving Advances outstanding at any time not to exceed the Maximum Revolving Advance Amount. For the avoidance of doubt, all Advances made pursuant to the Original Facility shall continue to the deemed Revolving Advances hereunder and the parties hereto continue to be bound by all of their rights, obligations and duties hereunder with respect thereto.

                2.2 Procedure for Borrowing Revolving Advances. The Borrower may notify the Lender prior to 3:00 p.m. (California time) one Business Day in advance of the requested date of the Revolving Advance of Borrower's request to incur, on such day, a Revolving Advance hereunder. A form of request for the initial Revolving Advance hereunder is attached hereto as Exhibit B. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with the Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with the Lender, and such request shall be irrevocable.

                2.3 Disbursement of Revolving Advance Proceeds. All Revolving Advances shall be disbursed from whichever office or other place the Lender may designate from time to time and, together with any and all other Obligations of the Borrower to the Lender, shall be charged to Borrowers' Account on the Lender's books. During the Term, the Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by the Borrower or deemed to have been requested by the Borrower under Section 2.2 hereof shall, with respect to requested Revolving Advances to the extent the Lender makes such Revolving Advances, be made available to the Borrower on the day so requested by way of credit to the Borrower's operating account with the Lender, in immediately available funds or, with respect to Revolving Advances deemed to have been requested by the Borrower, be disbursed to the Lender to be applied to the outstanding Obligations giving rise to such deemed request.

                2.4 Maximum Revolving Advances. The aggregate balance of Revolving Advances outstanding at any time shall not exceed the Maximum Revolving Advance Amount.

                2.5 Repayment of Revolving Advances.

                        (a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

                        (b) The Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment may not be collectible by the Lender on the date received. In consideration of the Lender's agreement to conditionally credit Borrower's Account as of the Business Day on which the Lender receives those items of payment, the Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by the Lender on account of the Obligations one (1) Business Day after the Business Day the Lender receives such payments via wire transfer or electronic depository check. The Lender is not, however, required to credit Borrower's Account for the amount of any item of payment which is unsatisfactory



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to the Lender and the Lender may charge Borrower's Account for the amount of any item of payment which is returned to the Lender unpaid.

                        (c) All payments of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to the Lender at the Payment Office not later than 1:00 P.M. (California time) on the due date therefor in lawful money of the United States of America in funds immediately available to the Lender. The Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's Account or by making Revolving Advances as provided in
Section 2.2 hereof.

                        (d) The Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

                2.6 Repayment of Excess Revolving Advances. The aggregate balance of Revolving Advances outstanding at any time in excess of the maximum amount of Revolving Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

                2.7 Unsecured Facility; Subordination. The repayment of any and all obligations are unsecured. The Borrower shall execute, deliver, file or record any necessary termination statement in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, under the Uniform Commercial Code, Personal Property Security Legislation or comparable law of any jurisdiction, to evidence the termination of Lender's security interest created pursuant to the Original Facility. The repayment of any and all Obligations are hereby expressly subordinated to the extent and in the manner specified in the Subordination Agreement, and regardless of any priority otherwise available to the Lender by law or by agreement, the lenders pursuant to the Wachovia Facility shall hold a first priority security interest in all collateral securing repayment to the Wachovia Facility pursuant to the terms and conditions of the Subordination Agreement.

                2.8 Statement of Account. The Lender shall maintain, in accordance with its customary procedures, a loan account ("Borrower's Account") in the name of the Borrower in which shall be recorded the date and amount of each Revolving Advance made by the Lender and the date and amount of each payment in respect thereof; provided, however, the failure by the Lender to record the date and amount of any Revolving Advance shall not adversely affect the Lender. Each fiscal quarter, the Lender shall send to the Borrower a statement showing the accounting for the Revolving Advances made, payments made or credited in respect thereof, and other transactions between the Lender and the Borrower during such month. The monthly statements shall be deemed correct and binding upon the Borrower in the absence of manifest error and shall constitute an account stated between the Lender and the Borrower unless the Lender receives a written statement of the Borrower's specific exceptions thereto within thirty (30) days after such statement is received by the Borrower. The records of the Lender with respect to the loan account shall be conclusive evidence, absent manifest error, of the amounts of Revolving Advances and other charges thereto and of payments applicable thereto.

                2.9 Additional Payments. Any sums expended by the Lender due to the Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document are due and payable in ordinary course and added to the Obligations.



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                2.10 Manner of Payment. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to the Lender at the Payment Office, in each case on or prior to 1:00 p.m., California time, in Dollars and in immediately available funds.

                2.11 Use of Proceeds. The Borrower shall apply the proceeds of Revolving Advances to pay fees and expenses relating to this transaction, for general corporate purposes and to provide for its working capital needs.

        III. INTEREST AND FEES.

                3.1 Interest. Interest on Revolving Advances shall be payable in arrears on each March 31, June 30, September 30 and December 31 while any of the Obligations are outstanding. Interest charges shall be computed on the actual principal amount of Revolving Advances outstanding during the quarter (the "Quarterly Advances") at a rate per annum equal to the Interest Rate. Whenever, subsequent to the date of this Agreement, the Prime Rate is increased or decreased, the Interest Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Prime Rate during the time such change or changes remain in effect. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the Interest Rate plus two percent (2%) per annum (the "Default Rate").

                3.2 Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the Interest Rate during such extension.

                3.3 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by the Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, the Lender shall promptly refund such excess amount to the Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

                3.4 Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) from any financial, monetary or other authority, shall:

                        (a) subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Other Document or change the basis of taxation of payments to the Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income the Lender by the jurisdiction in which it maintains its principal office); or



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                        (b) impose, modify or hold applicable any reserve,
special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of the Lender;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining its Revolving Advances hereunder by an amount that the Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Revolving Advances by an amount that the Lender deems to be material, then, in any case the Borrower shall promptly pay the Lender, upon its demand, such additional amount as will compensate the Lender for such additional cost or such reduction, as the case may be. The Lender shall certify the amount of such additional cost or reduced amount to the Borrower, and such certification shall be conclusive absent manifest error.

                3.5 Capital Adequacy.

                        (a) In the event that the Lender shall have determined that any applicable law, rule, treaty, regulation or guideline regarding capital adequacy, reserve requirements or any change therein, or any change in the interpretation or administration thereof by any Governmental Body charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority has or would have the effect of reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then, from time to time, the Borrower shall pay upon demand to the Lender such additional amount or amounts as will compensate the Lender for such reduction. In determining such amount or amounts, the Lender may use any reasonable averaging or attribution methods. The protection of this Section shall be available to the Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

                        (b) A certificate of the Lender setting forth such amount or amounts as shall be necessary to compensate the Lender with respect to clause (a) above when delivered to the Borrower shall be conclusive absent manifest error.

                3.6 Taxes.

                        (a) Any and all payments or reimbursements made by the Borrower hereunder shall be made free and clear of and without deduction for any and all present and future Taxes. If the Borrower shall be required by law or by the interpretation or administration thereof to deduct or withhold any such Taxes from or in respect of any sum payable hereunder or under this Agreement or any Other Document to the Lender, then the Borrower will pay such additional amounts ("Additional Amounts") as may be necessary so that every net payment under this Agreement (including Additional Amounts) after withholding or deduction for or on account of such Taxes will not be less than the amount the Lender would have received if such Taxes had not been withheld or deducted . The Borrower will also (i) make such withholding or deduction and (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Borrower will furnish to the Lender, within 15 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Borrower. The Borrower will indemnify and hold the Lender harmless against and upon written



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request shall reimburse the Lender for the amount of (i) any Taxes levied or imposed and paid by the Lender as a result of payments in respect of any Revolving Advances (including any such Taxes imposed with respect to such reimbursement) and (ii) any liability (including penalties, interest and expenses) arising from or with respect to such Taxes described above.

                        (b) In the event that, after the date hereof, (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by the Lender with any request or directive (whether or not having the force of law) from any Governmental Body does or shall subject the Lender to any tax of any kind whatsoever or causes the withdrawal or termination of a previously granted tax exemption with respect to this Agreement, the Other Documents or any Revolving Advances made, or change the basis of taxation of payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes or capital taxes, or franchise taxes imposed in lieu of net income taxes or capital taxes, or changes in the rate of tax on the overall net income or capital of the Lender) and the result of any of the foregoing is to increase the cost to the Lender of making or continuing any Revolving Advances hereunder, as the case may be, or to reduce any amount receivable hereunder; then, in any such case, the Borrower shall promptly pay to the Lender, upon its demand, any additional amounts necessary to compensate the Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by the Lender with respect to this Agreement or the Other Documents. If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which the Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by the Lender to the Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

                        (c) Without prejudice to the survival of any other provision of this Agreement or the Other Documents, the agreements and obligations of the Borrower contained in this Section shall survive the Termination Date.

        IV. REPRESENTATIONS AND WARRANTIES.

        The Borrower represents and warrants as follows:

                4.1 Authority. The Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Other Documents constitute the legal, valid and binding obligation of the Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within the Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Borrower's by-laws, certificate of incorporation or other applicable documents relating to the Borrower's formation or to the conduct of the Borrower's business or of any material agreement or undertaking to which the Borrower is a party or by which the Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien upon any asset of the Borrower Parties under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which any Borrower Party is a party or by which it or its property may be bound.

               4.2 Survival of Representations and Warranties. All representations and warranties of the Borrower contained in this Agreement and the Other Documents shall be true at the time of the Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

                4.3 Disclosure. No representation or warranty made by the Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower or which reasonably should be known by the Borrower which the Borrower has not disclosed to the Lender in writing which could reasonably be expected to have a Material Adverse Effect on any Borrower Party.

        V. COVENANTS.

                5.1 Affirmative Covenants. The Borrower shall, until payment in full of the Obligations and termination of this Agreement:

                        (a) Payment of Fees. Pay to the Lender on demand all usual and customary fees and expenses which the Lender incurs in connection with the forwarding of Revolving Advance proceeds.

                        (b) Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect on the Borrower; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States and Canada or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect on the Borrower.

                        (c) Violations. Promptly (and in no event later than ten
(10) days after an officer of the Company obtains knowledge thereof) notify the Lender in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Borrower which could reasonably be expected to have a Material Adverse Effect on the Borrower.

        VI. CONDITIONS PRECEDENT.

                6.1 Conditions to Initial Revolving Advances. The agreement of the Lender to make any initial Revolving Advance requested to be made on the Closing Date is subject to the satisfaction, or waiver by the Lender, immediately prior to or concurrently with the making of such Revolving Advance, of the following conditions precedent:

                        (a) Revolving Credit Note. The Lender shall have received the Revolving Credit Note duly executed and delivered by an authorized officer of the Borrower;

                        (b) Corporate Proceedings of Borrower. The Lender shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Lender, of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and the Other Documents, in each case certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                        (c) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower Party or against the officers or directors of any Borrower Party (A) in connection with this Agreement or the Other Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Lender, is deemed material or (B) which could, in the reasonable opinion of the Lender, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower Party or the conduct of its business or inconsistent with the due consummation of the transactions contemplated hereby shall have been issued by any Governmental Body;

                        (d) Payment Instructions. The Lender shall have received written instructions from the Borrower in the form attached hereto as Exhibit B directing the application of proceeds of any initial Revolving Advance made pursuant to this Agreement;

                        (e) Consents. The Lender shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and such Consents and waivers of such third parties as the Lender shall deem necessary; and

                        (f) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated hereby shall be satisfactory in form and substance to the Lender.

                6.2 Conditions to Each Revolving Advance. The agreement of the Lender to make any Revolving Advance requested to be made on any date (including, without limitation, any initial Revolving Advance), is subject to the satisfaction of the following conditions precedent as of the date such Revolving Advance is made:

                        (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                        (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Revolving Advances requested to be made, on such date; provided, however that the Lender, in its sole discretion, may continue to make Revolving Advances notwithstanding the existence of an Event of Default or Default and that any Revolving Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

                        (c) Maximum Revolving Advances. In the case of any Revolving Advances requested to be made, after giving effect thereto, the aggregate Revolving Advances shall not exceed the Maximum Revolving Advance Amount.

Each request for a Revolving Advance by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Revolving Advance that the conditions contained in this subsection shall have been satisfied.

        VII. INFORMATION AS TO BORROWER.

        The Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

                7.1 Disclosure of Material Matters. Immediately upon learning thereof, report to the Lender all matters materially affecting the value, enforceability or collectibility of any portion of the Revolving Advances made hereunder, including without limitation, any Borrower Party's reclamation or repossession of, or the return to any Borrower Party of, a material amount of goods or claims or disputes asserted by any customer or other obligor.

                7.2 Material Occurrences. Promptly (and in no event later than ten (10) days after an officer of the Company obtains knowledge thereof) notify the Lender in writing upon the occurrence of (a) any Event of Default or Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to the Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of the Borrower as of the date of such statements; (c) each and every default by any Borrower Party which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (d) any other development in the business or affairs of any Borrower Party which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action the Borrower propose to take with respect thereto.

                7.3 Reports. Furnish the Lender as soon as available, but in any event within ten (10) days after the issuance thereof, with copies of such financial statements, reports and returns as the Borrower shall send to its stockholders.

                7.4 Additional Information. Furnish the Lender with such additional information as the Lender shall reasonably request in order to enable the Lender to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by the Borrower.

                7.5 Additional Documents. Execute and deliver to the Lender, upon request, such documents and agreements as the Lender may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

        VIII. EVENTS OF DEFAULT.

        The occurrence of any one or more of the following events shall constitute an "Event of Default":

                8.1 failure by the Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein when due or in any Other Document and such default shall continue unremedied for a period of five (5) business days;

                8.2 any representation or warranty made or deemed made by the Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

                8.3 failure by the Borrower to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records and such Default shall continue for a period of thirty (30) days after written notice thereof has been delivered by the Lender;

                8.4 the Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, receiver-manager, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state, provincial or federal bankruptcy, insolvency, reorganization or other similar law of any jurisdiction (or any readjustment of debt, arrangement, moratorium, dissolution or liquidation law or statute) (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                8.5 the Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                8.6 any material provision of this Agreement or any of the Other Agreements shall, for any reason, cease to be valid and binding on the Borrower, or the Borrower shall so claim in writing to the Lender.

        IX. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

                9.1 Rights and Remedies. Subject to the terms of the Subordination Agreement upon the occurrence of (i) an Event of Default pursuant to Section 8.4, all Obligations shall be immediately due and payable and this Agreement and the obligation of the Lender to make Revolving Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of the Lender, all Obligations shall be immediately due and payable and the Lender shall have the right to terminate this Agreement and to terminate its obligation to make Revolving Advances; and (iii) a filing of a petition against any Borrower Party in any involuntary case under any state, provincial or federal bankruptcy laws, the obligation of the Lender to make Revolving Advances hereunder shall be terminated, other than as may be required by an appropriate order of the bankruptcy court having jurisdiction over any Borrower Party. Upon the occurrence of any Event of Default, the Lender shall have the right to exercise any and all other rights and remedies provided for herein, and at law or equity generally (all without notice to or consent by the Borrower except as such notice or consent as expressly provided for hereunder or required by applicable law).

                9.2 Lender's Discretion. Subject to the terms of the Subordination Agreement, the Lender shall have the right in its sole discretion to determine which rights or remedies the Lender may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Lender's rights hereunder.

                9.3 Setoff. In addition to any other rights which the Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, the Lender shall have a right to apply any Borrower Party's property held by the Lender to reduce the Obligations.

                9.4 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

        X. WAIVERS AND JUDICIAL PROCEEDINGS.

                10.1 Waiver of Notice. The Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

                10.2 Delay. No delay or omission on the Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

                10.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        XI. EFFECTIVE DATE AND TERMINATION.

                11.1 Term. This Agreement shall become effective on the date hereof and shall continue in full force and effect until September 21, 2007 (the "Term"), unless sooner terminated as herein provided. The Borrower may terminate this Agreement at any time with ninety (90) days' prior written notice and upon payment in full of the Obligations.

                11.2 Termination. The termination of the Agreement shall not affect the Borrower's or the Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The rights granted to the Lender hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's Account may from time to time be temporarily in a zero or credit position, until all of the Obligations have been paid or performed in full after the termination of this Agreement or the Borrower has furnished the Lender with an indemnification satisfactory to the Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

        XII. MISCELLANEOUS.

                12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applied to contracts to be performed wholly within the State of California. Any judicial proceeding brought by or against the Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of California (unless otherwise specified in any Other Document), and, by execution and delivery of this Agreement, the Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Borrower at its address set forth in Section 12.6 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America or Canada, or, at the Lender's option, by service upon the Borrower. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction. The Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by the Borrower against the Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of Santa Barbara, State of California.

                12.2 Entire Understanding. This Agreement and the documents executed concurrently herewith contain the entire understanding between the Borrower and the Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the Borrower and the Lender. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. The Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                12.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lender, all future holders of the Obligations and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                12.4 Application of Payments. The Lender shall have the continuing and exclusive right to apply or reverse and re-apply any payment to any portion of the Obligations. To the extent that any Borrower Party makes a payment or the Lender receives any payment for the Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by the Lender.

                12.5 Indemnity. The Borrower shall indemnify the Lender, and each of its officers, directors, Affiliates, employees and agents, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Lender in any litigation, proceeding or investigation instituted or conducted by any Governmental Body or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not the Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the party being indemnified.

                12.6 Notice. Any notice or request hereunder may be given to the Borrower or to the Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of its receipt. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of its receipt, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

            (A) If to the Lender:  Fidelity National Financial, Inc.
                                   4050 Calle Real
                                   Santa Barbara, California 93110
                                   Attention: Chief Financial Officer
                                   Telecopier: 805-696-7812

            (B) If to Borrower:    Fidelity National Information Solutions, Inc.
                                   4050 Calle Real
                                   Santa Barbara, California 93110
                                   Attention: Chief Financial Officer
                                   Telecopier: 805-696-7499

                12.7 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                12.8 Expenses. All costs and expenses including, without limitation, reasonable legal or attorneys' fees (including the allocated costs of in house counsel) and disbursements incurred by the Lender (a) in all efforts made to enforce payment of any Obligation, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, and enforcing the Lender's rights under this Agreement, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with any Borrower Party, or (e) in connection with any advice given to the Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's Account and shall be part of the Obligations.

                12.9 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Lender; therefore, the Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

                12.10 Consequential Damages. Neither the Lender nor its agents or attorneys shall be liable to any Borrower Party for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

                12.11 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

                12.12 Counterparts; Telecopied Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                12.13 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

        Each of the parties has signed this Agreement as of the day and year first above written.

                                  FIDELITY NATIONAL INFORMATION SOLUTIONS, INC., a Delaware corporation


                                  By:
                                     -------------------------------------------
                                     Neil A. Johnson
                                     Executive Vice President
                                     and Chief Financial Officer

                                  FIDELITY NATIONAL FINANCIAL, INC.,
                                  a Delaware corporation


                                  By:
                                     -------------------------------------------
                                     Peter T. Sadowski
                                     Executive Vice President/General Counsel

                                    Exhibit A

                        Form of Revolving Promissory Note

                             [submitted separately]

                                    Exhibit B

               Payment Instructions for Initial Revolving Advance

                          REQUEST FOR REVOLVING ADVANCE

                                     [Date]

Fidelity National Financial, Inc.
4050 Calle Real
Santa Barbara, California 93110

Ladies and Gentlemen:

        The undersigned, Fidelity National Information Solutions, Inc., refers to that certain Amended and Restated Revolving Credit Agreement, dated as of [____________, 2002] (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), by and between the undersigned and you, and hereby gives you notice pursuant to Section 2.2 of the Credit Agreement, that the undersigned hereby requests a Revolving Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Advance (the "Proposed Advance").

        (i) The Business Day of the Proposed Advance is ____________, 200_.

        (ii) The aggregate principal amount of the Proposed Advance is $_______________.

        (iii) The Proposed Advance shall be used for the purposed set forth below:

        ------------------------------------------------------------------------
        PURPOSE                                             AMOUNT
        ------------------------------------------------------------------------
                                                        $_____________
        ------------------------------------------------------------------------


        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Advance:

                (A) the representations and warranties of the undersigned contained in the Credit Agreement are correct as though made on and as of such date (except to the extent that such representations and warranties are made as of a specified earlier date); and

                (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Advance or from the application of the proceeds thereof.

                                   Very truly yours,

                                   Fidelity National Information Solutions, Inc.


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title: